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                                                                EXHIBIT 10.52.14

                                                               Loan No. ML0883T1

                               CONTINUING GUARANTY

     THIS CONTINUING GUARANTY (this "Guaranty") is made as of November 6, 2002, by KNOLOGY, INC. ("Guarantor"), for the benefit of the COBANK, ACB ("CoBank").

                                R E C I T A L S:

     WHEREAS, CoBank and Valley Telephone Co., Inc., Interstate Telephone Company and Globe Telecommunications, Inc. (collectively, "Borrowers") have entered into that certain Master Loan Agreement, dated as of June 29, 2001, as amended by that certain letter agreement, dated as of June 6, 2002 and that certain letter agreement, dated as of July 3, 2002 (the "MLA") and that certain Amended and Restated First Supplement to the Master Loan Agreement, dated as of June 6, 2002 (the "First Supplement"; the MLA and the First Supplement, as either may be further amended, supplemented, modified, extended or restated from time to time, collectively, the "Loan Agreement"), pursuant to which CoBank has agreed to provide a $40,000,000 Senior Secured Term Credit Facility to Borrowers (the "Loan"); and

     WHEREAS, each Borrower is a wholly owned subsidiary of the Guarantor; and

     WHEREAS, as an inducement to CoBank to enter into certain amendments of the Loan Agreement and make the advances provided for therein, Guarantor has agreed to guarantee the obligations of Borrowers under the Loan Agreement, all on the terms and conditions set forth in this Guaranty;

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, Guarantor hereby agrees as follows:

     SECTION 1. Rules of Construction. The following rules of construction shall be applicable for all purposes of this Guaranty and all amendments and supplements hereto except as otherwise expressly provided or unless the context otherwise requires:

     (a) The terms used herein shall include the plural as well as the singular, and vice versa.

     (b) All references in this Guaranty to designated sections, paragraphs and other subdivisions are to the designated sections, paragraphs and subdivisions of this Guaranty.

     (c) The terms "herein," "hereof" and "hereunder" and similar words refer to this Guaranty as a whole and not to any particular section, paragraph or subdivision.

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Continuing Guaranty/Knology, Inc.
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     (d) The term "person" includes any individual, corporation, limited liability company, partnership, joint venture, association, trust, sole proprietorship, unincorporated organization and any government authority or any agency or political subdivision thereof.

     (e) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

     (f) Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meanings assigned to them in the Loan Agreement.

     SECTION 2. Obligations. "Obligations" shall mean the payment and performance of all obligations of the Borrowers, whether now existing or hereafter arising, under the Loan Agreement and all other Loan Documents to which any Borrower is a party, including, without limitation, that certain Promissory Note, dated June 29, 2001, made by the Borrowers to CoBank in the principal face amount of $40,000,000 (such Promissory Note and all amendments, modifications, extensions, renewals and replacements thereof, the "Note").

     SECTION 3. Guaranty Provisions.

     (a) In consideration of loans, advances or disbursements heretofore or hereafter granted by CoBank to the Borrowers pursuant to the Loan Agreement or otherwise and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, Guarantor hereby absolutely, unconditionally, irrevocably, completely and immediately guarantees the prompt payment of, when due, whether by acceleration or otherwise, and the prompt payment and performance of the Obligations. The liability of Guarantor hereunder shall not be reduced as a result of amounts collected pursuant to any other guaranty, but shall be determined with reference to the amount of Obligations prior to collection from any party other than the Borrowers;

     (b) Guarantor further agrees to pay to CoBank, upon demand, (i) all losses and reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in attempting to cause the Obligations to be paid, performed or otherwise satisfied or in attempting to protect or preserve any property, personal or real, securing the Obligations and (ii) all losses and reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in enforcing or endeavoring to enforce this Guaranty and any other Loan Document to which Guarantor is a party or in attempting to protect or preserve property pledged under any Loan Document to which Guarantor is a party;

     (c) Guarantor expressly guarantees, within its maximum liability hereunder, any sum or sums which become due and owing to CoBank as a result of any order of a bankruptcy court which requires CoBank to turn over moneys paid by the Borrowers, Guarantor or any other person to CoBank on account of the Obligations;

     (d) Guarantor assents to all terms and agreements heretofore or hereafter made by the Borrowers, any of their subsidiaries or any other guarantor of the Borrowers with CoBank;

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     (e) Guarantor hereby consents to the following and agrees that its liability will not be affected or impaired by (i) the exchange, release or surrender of any collateral to the Borrowers or any other person, including any other guarantor, pledgor or grantor, or the waiver, release or subordination of any security interest, in whole or in part; (ii) the waiver or delay in the exercise of any of CoBank's rights or remedies against the Borrowers or any other person, including any other guarantor; (iii) the release of the Borrowers or any other person, including any other person guaranteeing any portion of the Obligations; (iv) the renewal, extension or modification of the terms of any of the Obligations or any instrument or agreement evidencing the same;

     (f) Guarantor waives acceptance hereof, notice of acceptance hereof, and notice of acceleration of and intention to accelerate the Obligations, and waives presentment, demand, protest, notice of dishonor, notice of default, notice of nonpayment or protest in relation to any instrument evidencing any of the Obligations, and any other demands and notices required by law except as such waiver may be expressly prohibited by law;

     (g) This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be absolute, unconditional, direct, complete and immediate and shall not be contingent upon the pursuit of any remedies against the Borrowers or any other guarantor or person, nor against any security or lien available to CoBank, its successors, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against the Borrowers or any other person or to require that resort be had to any security. In the event of a default under the Loan Documents, or any of them, CoBank shall have the right to enforce its rights, powers and remedies under any of the Loan Documents, in any order, and all rights, powers and remedies available to CoBank in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers CoBank upon acceleration of the maturity of the Note or any other Obligation, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which CoBank may have or any right or remedy hereinafter granted which CoBank may have as to any security. Guarantor expressly waives any right to require any action on the part of CoBank to proceed to collect amounts due under the Note or any other Obligation;

     (h) Until the Obligations are paid in full, Guarantor hereby subordinates any and all indebtedness of any Borrower now or hereafter owed to Guarantor to all obligations of the Borrowers to CoBank, and agrees with CoBank that, from and after the occurrence of a default or event of default under any of the Loan Documents and for so long as such default or event of default exists, Guarantor shall not demand or accept any payment of principal or interest from the Borrowers shall not claim any offset or other reduction of Guarantor's liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the Obligations; provided, however, that, if CoBank so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for CoBank and be paid over to CoBank on account of the Obligations of the Borrowers to CoBank, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty;

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Continuing Guaranty/Knology, Inc.
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     (i) Guarantor hereby authorizes CoBank, without notice to Guarantor, to apply all payments and credits received from the Borrowers or from any guarantor or realized from any security in such manner and in such priority as CoBank in its sole judgment shall see fit to the Obligations which are the subject of this Guaranty;

     (j) The liability of Guarantor under this Guaranty shall not in any manner be affected by reason of any action taken or not taken by CoBank, which action or inaction is consented and agreed to by Guarantor, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, or other security for any of the Obligations. No delay in making demand on Guarantor for satisfaction of its liability hereunder shall prejudice CoBank's right to enforce such satisfaction. All of CoBank's rights and remedies shall be cumulative and any failure of CoBank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter;

     (k) This Guaranty shall be a continuing one and shall be binding upon Guarantor regardless of how long before or after the date hereof the Obligations are incurred. This Guaranty shall remain in full force and effect until a written instrument of termination shall be executed and delivered by a duly authorized officer of CoBank. CoBank will only be obligated to execute such an instrument of termination if: (i) all Obligations have been paid in full and
(ii) CoBank has no further commitment or obligation to extend credit to the Borrowers. If so terminated, this Guaranty and Guarantor's obligations hereunder shall be automatically reinstated if at any time payment in whole or in part of any of the Obligations is rescinded or restored to the Borrowers or other payor, or must be paid to any other person, upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of the Borrowers or other payor, all as though such payment has not been made; and

     (l) Until the Obligations are paid finally and in full, or this Guaranty is released as provided herein, Guarantor hereby irrevocably waives any and all rights it may have to enforce any of CoBank's rights or remedies or participate in any security now or hereafter held by CoBank, and any and all such other rights of subrogation, reimbursement, contribution or indemnification against the Borrowers or any other person having any manner of liability for the Borrowers' obligations to CoBank, whether or not arising hereunder, by agreement, at law or in equity.

     SECTION 4. Representations and Warranties. Guarantor represents and warrants to CoBank, on the date hereof and on the date any advance under the Loan Agreement is made, as follows:

     (a) Organization, Powers, Existence, Etc. Guarantor (i) is duly organized, validly existing, and in good standing under the laws of its state of incorporation or organization (as applicable); (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary; (iii) has all requisite corporate, limited liability company or partnership (as applicable) and legal power to own and operate its assets and to carry on its business and to enter into and perform its obligations under the Loan Documents to which it is a party; and (iv) has duly and lawfully obtained and

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maintained all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or which may be otherwise required by law.

     (b) Due Authorization; No Violations; Etc. The execution and delivery by Guarantor of, and the performance by Guarantor of its obligations under, the Loan Documents to which it is a party have been duly authorized by all requisite corporate, limited liability company or partnership (as applicable) action on the part of Guarantor and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or organization (as applicable) or bylaws, operating agreement or partnership agreement (as applicable) of Guarantor, or any agreement, indenture, mortgage, or other instrument to which Guarantor is a party or by which Guarantor or any of its properties is bound or (ii) be in conflict with, result in a breach of, or constitute with the giving of notice or lapse of time, or both, a default under any such agreement, indenture, mortgage, or other instrument. No action on the part of any shareholder, member or partner (as applicable) of Guarantor is necessary in connection with the execution and delivery by Guarantor of, and the performance by Guarantor of its obligations under, the Loan Documents to which it is a party.

     (c) Governmental Approval. No consent, permission, authorization, order, or license of any governmental authority is necessary in connection with the execution, delivery, performance, or enforcement of the Loan Documents to which Guarantor is a party, except such as have been obtained and are in full force and effect.

     (d) Binding Agreement. Each of the Loan Documents to which Guarantor is a party is, or when executed and delivered will be, the legal, valid, and binding obligation of Guarantor, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally.

     (e) Compliance with Laws. Guarantor is in compliance in all material respects with all federal, state, and local laws, rules, regulations, ordinances, codes, and orders (collectively, "Laws"), the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of Guarantor, or on the ability of Guarantor to perform its obligations under the Loan Documents to which it is a party.

     (f) Environmental Compliance. Without limiting the provisions of Subsection
(e) above, all property owned or leased by Guarantor and all operations conducted by it are in compliance in all material respects with all Laws relating to environmental protection, the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of Guarantor, or on the ability of Guarantor to perform its obligations under the Loan Documents to which it is a party.

     (g) Litigation. There are no pending legal, arbitration, or governmental actions or proceedings to which Guarantor is a party or to which any of its property is subject which, if adversely determined, could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of Guarantor, or on the ability of Guarantor to

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perform its obligations under the Loan Documents to which it is a party, and to the best of Guarantor's knowledge, no such actions or proceedings are threatened or contemplated.

     (h) Financial Statements; No Material Adverse Change; Etc. All financial statements submitted to CoBank in connection with loans made or to be made pursuant to the Loan Agreement or otherwise in connection with this Guaranty fairly and fully present the financial condition of Guarantor and the results of Guarantor's operations for the periods covered thereby, and are prepared in accordance with GAAP consistently applied. Since the dates thereof, there has been no material adverse change in the financial condition or operations of Guarantor. All budgets, projections, feasibility studies, and other documentation regarding Guarantor submitted to CoBank were based upon assumptions that were reasonable and realistic at the time submitted, and as of the date hereof, no fact has come to light, and no event or transaction has occurred, which would cause any assumption made therein not to be reasonable or realistic, other than as disclosed in writing to CoBank.

     (i) Principal Place of Business. The principal place of business and chief executive office of Guarantor is at the address of Guarantor shown in Section 7(e) hereof.

     (j) Employee Benefit Plans. Guarantor is in compliance in all material respects with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

     (k) Taxes. Guarantor has filed or caused to be filed, all federal, state and local tax returns that are required to be filed, and has paid all taxes as shown on said returns or on any assessment received by Guarantor to the extent that such taxes have become due.

     (l) Financial Condition. Guarantor represents and warrants that the liability and obligations of Guarantor incurred or arising under this Guaranty, and of the Borrowers incurred or arising under the Loan Agreement may reasonably be expected to benefit substantially Guarantor directly or indirectly, and Guarantor's board of directors has made that determination. Guarantor represents and warrants that it has full and complete access to all of the Loan Documents and other documents relating to the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. Guarantor is fully informed of all circumstances that bear upon the risks of executing this Guaranty which a diligent inquiry would reveal. Guarantor agrees that CoBank will have no obligation to advise or notify Guarantor of or provide Guarantor with any data or information.

     SECTION 5. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" hereunder:

     (a) Representations and Warranties. Any representation or warranty made by Guarantor herein or in any Loan Document to which it is a party shall prove to have been false or misleading in any material respect on or as of the date made or deemed made.

     (b) Covenants and Agreements. Guarantor should fail to perform or comply with any covenant or agreement contained herein.

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     (c) Cross-Default. The occurrence of an Event of Default under, or the failure, after any applicable grace period, on the part of the Borrowers, Guarantor or any other party (other than CoBank) to observe, keep or perform any covenant or agreement contained in any Loan Document other than this Guaranty.

     SECTION 6. Miscellaneous.

     (a) Governing Law. Except to the extent governed by applicable federal law, this Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado without reference to choice of law doctrine.

     (b) Binding Effect. This Guaranty shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including any holder or owner of the Notes or the other Loan Documents.

     (c) Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

     (d) Non-Waiver; Modification; Election of Remedies. The failure of any party to insist, in any one or more instances, upon a strict performance of any of the terms and conditions of this Guaranty, or to exercise or fail to exercise any option or right contained herein, shall not be construed as a waiver or a relinquishment for the future of such right or option, but the same shall continue and remain in full force and effect. The continued performance by any party of this Guaranty with knowledge of the breach of any term or condition hereof shall not be deemed a waiver of such breach, and no waiver by any party of any provision hereof shall be deemed to have been made, or operate as an estoppel, unless expressed in writing and signed by such party. No enforcement of any remedy shall constitute an election of remedies.

     (e) Notices. All notices hereunder shall be delivered as provided in
Section 14 of the MLA and to the Guarantor at the address set forth therein for the Borrowers (or such other address as shall be specified by like notice).

     SECTION 7. Consent to Jurisdiction. Guarantor agrees that any legal action or proceeding with respect to this Guaranty or any other Loan Document may be brought in the courts of the State of Colorado, or of the United States of America for the District of Colorado, all as CoBank may elect. By execution of this Guaranty, Guarantor hereby irrevocably submits to each such jurisdiction, expressly waiving any objection it may have to the laying of venue by reason of its present or future domicile. Nothing contained herein shall affect the right of CoBank to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction or to serve process in any manner permitted or required by law.

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Loan No. ML0883T1

     SECTION 8. Waiver of Jury Trial. GUARANTOR AND COBANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY, AND THE SURETY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR AND COBANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND COBANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS GUARANTY, MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. GUARANTOR AND COBANK ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF COBANK.

                      [Signatures appear on following page]

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     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed and delivered and attested under seal by its duly authorized officers as of the day and year first above written.

                                        KNOLOGY, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        Attest:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                                        [CORPORATE SEAL]